                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos.
333-44849 and 333-123761 of Movie Star, Inc. on Form S-8 of our report dated
August 24, 2006, appearing in this Annual Report on Form 10-K of Movie Star,
Inc. for each of the three years in the period ended June 30, 2006.

/s/ MAHONEY COHEN & COMPANY, CPA, P.C.

New York, New York
September 27, 2006